CAMDEN VILLAGE DISTRICT

VANITY FAIR 100 YEARS

Featured Community: Camden Village District • Raleigh, NC • 369 Apartment Homes • Year Built 2025 • In Lease-Up

CAMDEN[SM]
Living Excellence

1Q26 Earnings Release & Supplemental Financial Information

2800 Post Oak Boulevard, Suite 2700 • Houston, TX 77056 • (713) 354-2500 • camdenliving.com
Investor Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FIRST QUARTER 2026 OPERATING RESULTS

Houston, Texas (April 30, 2026) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three months ended March 31, 2026. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three months ended March 31, 2026 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended March 31,
Per Diluted Share	2026	2025
EPS	$0.40	$0.36
FFO	$1.15	$1.70
Core FFO	$1.70	$1.72
Core AFFO	$1.55	$1.58

	Three Months Ended	1Q26 Guidance	1Q26 Guidance
Per Diluted Share	March 31, 2026	Midpoint	Variance
EPS(1)	$0.40	$0.24	$0.16
FFO(1)	$1.15	$1.63	($0.48)
Core FFO	$1.70	$1.66	$0.04
(1) The Company's EPS and FFO included approximately $0.48 per diluted share primarily due to litigation-related charges and EPS included approximately $0.64 per diluted share mainly due to the gain on sale of an operating property.

	Quarterly Growth	Sequential Growth
Same Property Results	1Q26 vs. 1Q25	1Q26 vs. 4Q25
Revenues	0.2%	0.1%
Expenses	1.9%	2.1%
Net Operating Income ("NOI")	(0.7)%	(1.0)%

Same Property Results	1Q26	1Q25	4Q25
Occupancy	95.1%	95.4%	95.2%

For 2026, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Effective (1)	1Q26	1Q25	4Q25
Effective New Lease Rates	(5.2)%	(3.1)%	(5.3)%
Effective Renewal Rates	2.9%	3.3%	2.8%
Effective Blended Lease Rates	(1.4)%	(0.1)%	(1.6)%
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Development Activity
During the quarter, leasing continued at Camden Village District in Raleigh, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 4/29/2026
Camden Village District	Raleigh, NC	369	$139.4	72%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 4/29/2026
Camden South Charlotte	Charlotte, NC	420	$157.0	2%
Camden Blakeney	Charlotte, NC	349	151.0
Camden Nations	Nashville, TN	393	184.0
Total		1,162	$492.0

Acquisition and Disposition Activity
During the quarter, the Company began marketing for sale 11 operating communities in California. Also during the quarter, the Company disposed of a 516-apartment home community in Irving, TX for approximately $77.0 million and recognized a gain of approximately $67.9 million. Subsequent to quarter end, the Company acquired Camden Alpharetta, a 269-apartment home community located in the Atlanta, GA metropolitan area and Camden at Lake Nona, a 288-apartment home community located in the Orlando, FL metropolitan area for a combined $171.3 million.

Capital Markets Transactions
During the quarter, the Company issued $600 million of senior unsecured notes due 2036. These ten-year notes were issued at 99.936% of par value with a coupon of 4.90%, a yield of 4.908%, and an effective interest rate of 5.03% per annum after giving effect to deducting the underwriting discounts and other expenses of the offering. Also during the quarter, the Company amended and restated its existing unsecured credit facility to remove a $300 million delayed draw unsecured term loan facility and extended the maturity date of the $1.2 billion unsecured revolving credit facility to March 2030.

Share Repurchases
During the quarter, Camden repurchased 2,633,030 common shares at an average price of $105.88 per share for a total of $278.8 million. Subsequent to quarter end, Camden repurchased 1,429,136 common shares at an average price of $100.78 for a total of $144.1 million. Year to date, Camden repurchased 4,062,166 common shares at an average price of $104.08 for a total of $422.9 million. The Company currently has $297.8 million remaining under its stock repurchase program.

Liquidity Analysis
As of March 31, 2026, Camden had approximately $881.9 million of liquidity comprised of approximately $40.7 million in cash and cash equivalents, and approximately $841.2 million of availability under its unsecured credit facility and commercial paper program. At quarter end, the Company had approximately $176.6 million left to fund under its existing wholly-owned development pipeline.

Litigation Update
Subsequent to quarter end, the Company entered into a binding term sheet to settle the class action litigation related to the use of a revenue management software and agreed to pay an aggregate of $53.0 million into a settlement fund which is subject to preliminary and final court approval. The Company recorded this charge within Other Non-Operating Expenses in its consolidated statements of income and comprehensive income during the three months ended March 31, 2026. The settlement payments will not impact the Company’s 2026 Core FFO or 2026 Core AFFO as certain legal costs and settlements are excluded from the calculation of these metrics.

Earnings Guidance
Camden updated its earnings guidance for 2026 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for second quarter 2026 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	2Q26	2026	2026 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.13 - $0.17	$0.51 - $0.81	$0.66	$0.55	$0.11
FFO	$1.63 - $1.67	$5.95 - $6.25	$6.10	$6.61	($0.51)
Core FFO(1)	$1.65 - $1.69	$6.60 - $6.90	$6.75	$6.75	$0.00
(1) The Company's 2026 Core FFO guidance excludes approximately $0.65 per share of non-core charges for legal costs and settlements and expensed transaction pursuit costs.

	2026	2026 Midpoint
Same Property Growth Guidance	Range	Current	Prior	Change
Revenues	(0.25)% - 1.75%	0.75%	0.75%	0.00%
Expenses	2.25% - 3.75%	3.00%	3.00%	0.00%
NOI	(2.50)% - 1.50%	(0.50)%	(0.50)%	0.00%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2026 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, May 1, 2026 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 4099400
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 173 properties containing 58,811 apartment homes across the United States. Upon completion of 3 properties currently under development, the Company’s portfolio will increase to 59,973 apartment homes in 176 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 19 consecutive years, most recently ranking #13. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Property revenues	$388,773	$390,565

Adjusted EBITDAre	222,771	227,251

Net income attributable to common shareholders	42,449	38,822
Per share - basic	0.40	0.36
Per share - diluted	0.40	0.36

Funds from operations	122,886	186,935
Per share - diluted	1.15	1.70

Core funds from operations	181,086	189,818
Per share - diluted	1.70	1.72

Core adjusted funds from operations	164,936	173,720
Per share - diluted	1.55	1.58

Dividends per share	1.06	1.05
Dividend payout ratio (FFO) (a)	64.2%	61.8%

Interest expensed	37,359	33,790
Interest capitalized	3,831	3,554
Total interest incurred	41,190	37,344

Net Debt to Annualized Adjusted EBITDAre (b)	4.7x	4.1x
Interest expense coverage ratio	6.0x	6.7x
Total interest coverage ratio	5.4x	6.1x
Fixed charge expense coverage ratio	6.0x	6.7x
Total fixed charge coverage ratio	5.4x	6.1x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.2x	3.6x

Same property NOI growth (c) (d)	(0.7)%	0.9%
(# of apartment homes included)	54,105	57,116

Same property turnover
Gross turnover of apartment homes (annualized)	40%	40%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	30%	31%

	As of March 31,
	2026	2025
Total assets	$9,059,627	$8,993,132
Total debt	$4,250,469	$3,735,671
Common and common equivalent shares, outstanding end of period (e)	105,290	110,249
Share price, end of period	$97.66	$122.30
Book equity value, end of period (f)	$4,104,851	$4,687,218
Market equity value, end of period (g)	$10,282,621	$13,483,453

(a) Excludes approximately $53.0 million of certain legal cost related to a litigation settlement for the three months ended March 31, 2026.
(b) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results.
(c) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale.
(d) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.
(e) Includes at March 31, 2026: 103,695 common shares, plus 1,595 common share equivalents upon the assumed conversion of non-controlling units.
(f) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(g) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 23 - 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
OPERATING DATA

Property revenues (a)	$388,773	$390,565

Property expenses
Property operating and maintenance	90,179	89,698
Real estate taxes	49,890	49,722
Total property expenses	140,069	139,420

Non-property income
Fee and asset management	2,143	2,487
Interest and other income	253	10
(Loss)/income on deferred compensation plans	(1,159)	1,198
Total non-property income	1,237	3,695

Other expenses
Property management	10,258	9,895
Fee and asset management	661	671
General and administrative	14,705	16,948
Interest	37,359	33,790
Depreciation and amortization	150,000	149,252
(Benefit)/expense on deferred compensation plans	(1,159)	1,198
Other non-operating expenses	60,905	1,760
Total other expenses	272,729	213,514

Gain on sale of operating property, including land	68,100	—
Income from continuing operations before income taxes	45,312	41,326
Income tax expense	(938)	(559)
Net income	44,374	40,767
Net income allocated to non-controlling interests	(1,925)	(1,945)
Net income attributable to common shareholders	$42,449	$38,822

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$44,374	$40,767
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	357	351
Comprehensive income	44,731	41,118
Net income allocated to non-controlling interests	(1,925)	(1,945)
Comprehensive income attributable to common shareholders	$42,806	$39,173

PER SHARE DATA

Total earnings per common share - basic	$0.40	$0.36
Total earnings per common share - diluted	0.40	0.36

Weighted average number of common shares outstanding:
Basic	104,826	108,530
Diluted	104,899	108,597

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended March 31, 2026, we recognized $388.8 million of property revenue which consisted of approximately $345.7 million of rental revenue and approximately $43.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $390.6 million recognized for the three months ended March 31, 2025, made up of approximately $348.3 million of rental revenue and approximately $42.3 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $12.2 million and $11.4 million for the three months ended March 31, 2026 and 2025, respectively.

Note: Please refer to pages 23 - 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$42,449	$38,822
Real estate depreciation and amortization	146,390	146,168
Income allocated to non-controlling interests	1,925	1,945
Gain on sale of operating property	(67,878)	—
Funds from operations	$122,886	$186,935

Plus: Casualty-related expenses (a)	250	130
Plus: Legal costs and settlements (b)(c)	51,192	1,872
Plus: Expensed transaction, development, and other pursuit costs (c)	1,842	881
Plus: Investment losses (b)	4,855	—
Plus: Other miscellaneous items (a)	61	—
Core funds from operations	$181,086	$189,818

Less: Recurring capitalized expenditures (d)	(16,150)	(16,098)

Core adjusted funds from operations	$164,936	$173,720

PER SHARE DATA
Funds from operations - diluted	$1.15	$1.70
Core funds from operations - diluted	1.70	1.72
Core adjusted funds from operations - diluted	1.55	1.58
Distributions declared per common share	1.06	1.05

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	106,493	110,191

PROPERTY DATA
Total operating properties (end of period) (e)	171	176
Total operating apartment homes in operating properties (end of period) (e)	58,254	59,647
Total operating apartment homes (weighted average)	58,366	59,074

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within Other Non-Operating Expenses.

(c) Non-core adjustment generally recorded within General and Administrative Expenses.

(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(e) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 23 - 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
ASSETS
Real estate assets, at cost
Land	$1,784,349	$1,787,445	$1,791,077	$1,789,207	$1,763,468
Buildings and improvements	11,801,301	11,792,960	11,812,521	11,763,017	11,550,852
	13,585,650	13,580,405	13,603,598	13,552,224	13,314,320
Accumulated depreciation	(5,407,880)	(5,296,061)	(5,234,087)	(5,128,622)	(5,011,583)
Net operating real estate assets	8,177,770	8,284,344	8,369,511	8,423,602	8,302,737
Properties under development and land	457,994	419,227	384,124	380,437	403,657
Total real estate assets	8,635,764	8,703,571	8,753,635	8,804,039	8,706,394
Accounts receivable – affiliates	8,076	8,884	8,889	8,889	8,950
Other assets, net (a)	285,493	293,292	255,333	262,100	239,999
Cash and cash equivalents	40,684	25,203	25,931	33,091	26,182
Restricted cash	89,610	12,039	11,378	11,454	11,607
Total assets	$9,059,627	$9,042,989	$9,055,166	$9,119,573	$8,993,132

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,931,761	$3,570,193	$3,409,691	$3,495,487	$3,405,255
Secured	318,708	330,597	330,536	330,476	330,416
Accounts payable and accrued expenses	269,623	248,087	232,960	206,018	195,197
Accrued real estate taxes	59,818	92,382	129,697	91,954	46,192
Distributions payable	112,156	114,971	115,518	116,007	115,983
Other liabilities (b)	262,710	248,506	224,989	219,635	212,871
Total liabilities	4,954,776	4,604,736	4,443,391	4,459,577	4,305,914

Equity
Common shares of beneficial interest	1,157	1,157	1,157	1,157	1,157
Additional paid-in capital	5,948,511	5,948,938	5,945,277	5,941,893	5,936,982
Distributions in excess of net income attributable to common shareholders	(1,037,252)	(969,240)	(1,011,983)	(1,007,075)	(973,416)
Treasury shares	(886,052)	(620,497)	(400,185)	(350,166)	(351,092)
Accumulated other comprehensive income (c)	2,522	2,165	2,027	1,676	1,325
Total common equity	4,028,886	4,362,523	4,536,293	4,587,485	4,614,956
Non-controlling interests	75,965	75,730	75,482	72,511	72,262
Total equity	4,104,851	4,438,253	4,611,775	4,659,996	4,687,218
Total liabilities and equity	$9,059,627	$9,042,989	$9,055,166	$9,119,573	$8,993,132

(a) Includes net deferred charges of:	$7,969	$534	$1,296	$1,953	$2,730

(b) Includes deferred revenues of:	$1,277	$614	$624	$692	$760

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2026 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	6,194	—	—	—	6,194
Houston, TX	7,278	929	—	—	8,207
Phoenix, AZ	4,094	—	—	—	4,094
Dallas, TX	5,148	276	—	—	5,424
SE Florida	3,050	—	—	—	3,050
Orlando, FL	3,954	322	—	—	4,276
Atlanta, GA	4,270	—	—	—	4,270
Tampa, FL	3,104	360	—	—	3,464
Charlotte, NC	3,510	—	—	769	4,279
Denver, CO	2,873	—	—	—	2,873
Raleigh, NC	2,892	780	369	—	4,041
Los Angeles/Orange County, CA	1,823	—	—	—	1,823
San Diego/Inland Empire, CA	1,797	—	—	—	1,797
Austin, TX	3,360	678	—	—	4,038
Nashville, TN	758	435	—	393	1,586
Total Portfolio	54,105	3,780	369	1,162	59,416

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
D.C. Metro (a)	14.3%	13.4%	95.7%	96.1%	96.7%	97.3%	97.1%
Houston, TX	9.7%	10.4%	93.8%	94.2%	94.8%	95.1%	95.1%
Phoenix, AZ	8.4%	8.0%	95.6%	95.0%	94.9%	94.4%	95.4%
Dallas, TX	7.2%	7.2%	94.3%	94.9%	95.4%	95.3%	95.0%
SE Florida	7.4%	7.1%	95.8%	95.2%	95.2%	95.5%	95.2%
Orlando, FL	7.0%	7.1%	96.1%	96.1%	95.9%	95.7%	95.8%
Atlanta, GA	7.3%	6.8%	95.3%	95.2%	95.8%	95.3%	95.1%
Tampa, FL	6.5%	6.8%	95.9%	94.9%	94.9%	95.4%	96.3%
Charlotte, NC	6.2%	5.8%	94.5%	94.6%	95.1%	95.4%	95.2%
Denver, CO	6.1%	5.8%	94.7%	95.1%	96.6%	97.0%	95.0%
Raleigh, NC	4.6%	5.7%	94.1%	94.5%	95.4%	95.6%	95.6%
Los Angeles/Orange County, CA	4.8%	4.7%	95.1%	95.3%	95.5%	95.6%	94.1%
San Diego/Inland Empire, CA	4.8%	4.5%	95.5%	95.5%	95.8%	96.1%	95.7%
Austin, TX	4.2%	4.7%	96.0%	95.5%	95.2%	94.7%	93.6%
Nashville, TN	1.5%	2.0%	93.1%	93.6%	94.8%	94.8%	92.2%
Total Portfolio	100.0%	100.0%	95.0%	95.1%	95.5%	95.6%	95.3%

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments, if any.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2026	2025	Change
"Same Property" Communities (a)	54,105	$360,009	$359,261	$748
Non-"Same Property" Communities (b)	3,780	23,304	15,775	7,529
Development and Lease-Up Communities (c)	1,531	1,281	35	1,246
Disposition/Other (d)	—	4,179	15,494	(11,315)
Total Property Revenues	59,416	$388,773	$390,565	($1,792)

Property Expenses
"Same Property" Communities (a)	54,105	$127,591	$125,188	$2,403
Non-"Same Property" Communities (b)	3,780	9,692	6,780	2,912
Development and Lease-Up Communities (c)	1,531	575	31	544
Disposition/Other (d)	—	2,211	7,421	(5,210)
Total Property Expenses	59,416	$140,069	$139,420	$649

Property Net Operating Income
"Same Property" Communities (a)	54,105	$232,418	$234,073	($1,655)
Non-"Same Property" Communities (b)	3,780	13,612	8,995	4,617
Development and Lease-Up Communities (c)	1,531	706	4	702
Disposition/Other (d)	—	1,968	8,073	(6,105)
Total Property Net Operating Income	59,416	$248,704	$251,145	($2,441)

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2025, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2025, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	March 31,	December 31,	September 30,	June 30,	March 31,
Property Revenues	Homes	2026	2025	2025	2025	2025
"Same Property" Communities (a)	54,105	$360,009	$359,634	$362,590	$362,074	$359,261
Non-"Same Property" Communities (b)	3,780	23,304	21,916	21,187	18,942	15,775
Development and Lease-Up Communities (c)	1,531	1,281	1,077	790	283	35
Disposition/Other (d)	—	4,179	8,167	11,109	15,210	15,494
Total Property Revenues	59,416	$388,773	$390,794	$395,676	$396,509	$390,565

Property Expenses
"Same Property" Communities (a)	54,105	$127,591	$124,942	$131,579	$129,597	$125,188
Non-"Same Property" Communities (b)	3,780	9,692	8,410	8,589	7,980	6,780
Development and Lease-Up Communities (c)	1,531	575	701	539	230	31
Disposition/Other (d)	—	2,211	3,869	4,989	5,865	7,421
Total Property Expenses	59,416	$140,069	$137,922	$145,696	$143,672	$139,420

Property Net Operating Income
"Same Property" Communities (a)	54,105	$232,418	$234,692	$231,011	$232,477	$234,073
Non-"Same Property" Communities (b)	3,780	13,612	13,506	12,598	10,962	8,995
Development and Lease-Up Communities (c)	1,531	706	376	251	53	4
Disposition/Other (d)	—	1,968	4,298	6,120	9,345	8,073
Total Property Net Operating Income	59,416	$248,704	$252,872	$249,980	$252,837	$251,145

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2025, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2025, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	"SAME PROPERTY"
FIRST QUARTER COMPARISONS
March 31, 2026
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	1Q26	1Q25	Growth	1Q26	1Q25	Growth	1Q26	1Q25	Growth
D.C. Metro	6,194	$48,863	$48,130	1.5%	$15,638	$15,432	1.3%	$33,225	$32,698	1.6%
Houston, TX	7,278	40,249	40,411	(0.4)%	17,772	17,672	0.6%	22,477	22,739	(1.2)%
Phoenix, AZ	4,094	27,253	27,457	(0.7)%	7,671	7,381	3.9%	19,582	20,076	(2.5)%
SE Florida	3,050	26,901	26,353	2.1%	9,671	9,872	(2.0)%	17,230	16,481	4.5%
Atlanta, GA	4,270	27,310	26,816	1.8%	10,346	7,939	30.3%	16,964	18,877	(10.1)%
Dallas, TX	5,148	29,121	29,257	(0.5)%	12,396	12,440	(0.4)%	16,725	16,817	(0.5)%
Orlando, FL	3,954	25,219	25,213	0.0%	8,873	9,390	(5.5)%	16,346	15,823	3.3%
Tampa, FL	3,104	23,610	23,778	(0.7)%	8,576	8,112	5.7%	15,034	15,666	(4.0)%
Charlotte, NC	3,510	20,551	20,697	(0.7)%	6,216	6,285	(1.1)%	14,335	14,412	(0.5)%
Denver, CO	2,873	19,729	20,201	(2.3)%	5,444	5,962	(8.7)%	14,285	14,239	0.3%
Los Angeles/Orange County, CA	1,823	16,925	16,339	3.6%	5,830	5,443	7.1%	11,095	10,896	1.8%
San Diego/Inland Empire, CA	1,797	16,347	16,131	1.3%	5,089	4,853	4.9%	11,258	11,278	(0.2)%
Raleigh, NC	2,892	15,586	15,692	(0.7)%	4,942	5,120	(3.5)%	10,644	10,572	0.7%
Austin, TX	3,360	17,260	17,746	(2.7)%	7,519	7,723	(2.6)%	9,741	10,023	(2.8)%
Nashville, TN	758	5,085	5,040	0.9%	1,608	1,564	2.8%	3,477	3,476	0.0%

Total Same Property	54,105	$360,009	$359,261	0.2%	$127,591	$125,188	1.9%	$232,418	$234,073	(0.7)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	1Q26	1Q25	Growth	1Q26	1Q25	Growth	1Q26	1Q25	Growth
D.C. Metro	14.3%	95.7%	97.1%	(1.4)%	$2,385	$2,327	2.5%	$2,746	$2,668	2.9%
Houston, TX	9.7%	94.1%	95.1%	(1.0)%	1,651	1,654	(0.2)%	1,959	1,947	0.6%
Phoenix, AZ	8.4%	95.6%	95.6%	0.0%	1,956	1,989	(1.7)%	2,322	2,339	(0.7)%
SE Florida	7.4%	95.8%	95.2%	0.6%	2,699	2,672	1.0%	3,070	3,026	1.5%
Atlanta, GA	7.3%	95.3%	95.1%	0.2%	1,906	1,898	0.4%	2,237	2,201	1.6%
Dallas, TX	7.2%	94.2%	94.9%	(0.7)%	1,722	1,731	(0.5)%	2,001	1,997	0.2%
Orlando, FL	7.0%	96.0%	95.8%	0.2%	1,910	1,922	(0.6)%	2,215	2,219	(0.2)%
Tampa, FL	6.5%	95.9%	96.3%	(0.4)%	2,302	2,312	(0.4)%	2,644	2,651	(0.3)%
Charlotte, NC	6.2%	94.5%	95.2%	(0.7)%	1,783	1,792	(0.5)%	2,065	2,065	0.0%
Denver, CO	6.1%	94.7%	95.0%	(0.3)%	2,115	2,140	(1.2)%	2,418	2,466	(2.0)%
Los Angeles/Orange County, CA	4.8%	95.1%	94.1%	1.0%	2,898	2,859	1.4%	3,255	3,174	2.6%
San Diego/Inland Empire, CA	4.8%	95.5%	95.7%	(0.2)%	2,815	2,795	0.7%	3,174	3,127	1.5%
Raleigh, NC	4.6%	94.6%	95.7%	(1.1)%	1,603	1,607	(0.2)%	1,898	1,889	0.4%
Austin, TX	4.2%	95.8%	94.7%	1.1%	1,503	1,570	(4.3)%	1,788	1,859	(3.8)%
Nashville, TN	1.5%	94.3%	91.9%	2.4%	2,170	2,235	(2.9)%	2,371	2,408	(1.5)%

Total Same Property	100.0%	95.1%	95.4%	(0.3)%	$2,010	$2,011	0.0%	$2,331	$2,319	0.5%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
March 31, 2026
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	1Q26	4Q25	Growth	1Q26	4Q25	Growth	1Q26	4Q25	Growth
D.C. Metro	6,194	$48,863	$48,873	0.0%	$15,638	$15,222	2.7%	$33,225	$33,651	(1.3)%
Houston, TX	7,278	40,249	40,319	(0.2)%	17,772	16,969	4.7%	22,477	23,350	(3.7)%
Phoenix, AZ	4,094	27,253	27,099	0.6%	7,671	7,605	0.9%	19,582	19,494	0.5%
SE Florida	3,050	26,901	26,530	1.4%	9,671	10,083	(4.1)%	17,230	16,447	4.8%
Atlanta, GA	4,270	27,310	27,063	0.9%	10,346	8,741	18.4%	16,964	18,322	(7.4)%
Dallas, TX	5,148	29,121	29,147	(0.1)%	12,396	12,519	(1.0)%	16,725	16,628	0.6%
Orlando, FL	3,954	25,219	25,097	0.5%	8,873	8,250	7.6%	16,346	16,847	(3.0)%
Tampa, FL	3,104	23,610	23,577	0.1%	8,576	8,652	(0.9)%	15,034	14,925	0.7%
Charlotte, NC	3,510	20,551	20,603	(0.3)%	6,216	6,393	(2.8)%	14,335	14,210	0.9%
Denver, CO	2,873	19,729	20,304	(2.8)%	5,444	6,152	(11.5)%	14,285	14,152	0.9%
Los Angeles/Orange County, CA	1,823	16,925	16,785	0.8%	5,830	5,832	0.0%	11,095	10,953	1.3%
San Diego/Inland Empire, CA	1,797	16,347	16,258	0.5%	5,089	4,672	8.9%	11,258	11,586	(2.8)%
Raleigh, NC	2,892	15,586	15,635	(0.3)%	4,942	5,039	(1.9)%	10,644	10,596	0.5%
Austin, TX	3,360	17,260	17,268	0.0%	7,519	7,480	0.5%	9,741	9,788	(0.5)%
Nashville, TN	758	5,085	5,076	0.2%	1,608	1,333	20.6%	3,477	3,743	(7.1)%

Total Same Property	54,105	$360,009	$359,634	0.1%	$127,591	$124,942	2.1%	$232,418	$234,692	(1.0)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	1Q26	4Q25	Growth	1Q26	4Q25	Growth	1Q26	4Q25	Growth
D.C. Metro	14.3%	95.7%	96.1%	(0.4)%	$2,385	$2,390	(0.2)%	$2,746	$2,736	0.4%
Houston, TX	9.7%	94.1%	94.5%	(0.4)%	1,651	1,655	(0.2)%	1,959	1,954	0.2%
Phoenix, AZ	8.4%	95.6%	95.2%	0.4%	1,956	1,960	(0.2)%	2,322	2,319	0.2%
SE Florida	7.4%	95.8%	95.2%	0.6%	2,699	2,698	0.0%	3,070	3,045	0.8%
Atlanta, GA	7.3%	95.3%	95.2%	0.1%	1,906	1,907	(0.1)%	2,237	2,220	0.8%
Dallas, TX	7.2%	94.2%	94.8%	(0.6)%	1,722	1,726	(0.2)%	2,001	1,991	0.5%
Orlando, FL	7.0%	96.0%	96.1%	(0.1)%	1,910	1,916	(0.3)%	2,215	2,203	0.6%
Tampa, FL	6.5%	95.9%	95.2%	0.7%	2,302	2,318	(0.7)%	2,644	2,658	(0.6)%
Charlotte, NC	6.2%	94.5%	94.6%	(0.1)%	1,783	1,792	(0.5)%	2,065	2,069	(0.2)%
Denver, CO	6.1%	94.7%	95.1%	(0.4)%	2,115	2,132	(0.8)%	2,418	2,476	(2.4)%
Los Angeles/Orange County, CA	4.8%	95.1%	95.3%	(0.2)%	2,898	2,877	0.7%	3,255	3,221	1.0%
San Diego/Inland Empire, CA	4.8%	95.5%	95.5%	0.0%	2,815	2,817	(0.1)%	3,174	3,157	0.5%
Raleigh, NC	4.6%	94.6%	94.8%	(0.2)%	1,603	1,609	(0.4)%	1,898	1,901	(0.1)%
Austin, TX	4.2%	95.8%	95.3%	0.5%	1,503	1,513	(0.7)%	1,788	1,797	(0.5)%
Nashville, TN	1.5%	94.3%	93.7%	0.6%	2,170	2,202	(1.5)%	2,371	2,381	(0.4)%

Total Same Property	100.0%	95.1%	95.2%	(0.1)%	$2,010	$2,015	(0.2)%	$2,331	$2,327	0.2%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
March 31, 2026
(In thousands)

(Unaudited)

					% of Actual
					1Q26 Operating
Quarterly Comparison (a) (b)	1Q26	1Q25	$ Change	% Change	Expenses

Property Taxes	$44,925	$43,996	$929	2.1%	35.2%
Salaries and Benefits for On-site Employees	24,092	23,273	819	3.5%	18.9%
Utilities	25,816	25,520	296	1.2%	20.2%
Repairs and Maintenance	15,332	15,244	88	0.6%	12.0%
Property Insurance	7,471	7,685	(214)	(2.8)%	5.9%
General and Administrative	6,571	6,283	288	4.6%	5.2%
Marketing and Leasing	2,352	2,176	176	8.1%	1.8%
Other	1,032	1,011	21	2.1%	0.8%

Total Same Property	$127,591	$125,188	$2,403	1.9%	100.0%

					% of Actual
					1Q26 Operating
Sequential Comparison (a) (b)	1Q26	4Q25	$ Change	% Change	Expenses

Property Taxes	$44,925	$42,444	$2,481	5.8%	35.2%
Salaries and Benefits for On-site Employees	24,092	23,457	635	2.7%	18.9%
Utilities	25,816	25,093	723	2.9%	20.2%
Repairs and Maintenance	15,332	15,315	17	0.1%	12.0%
Property Insurance	7,471	8,323	(852)	(10.2)%	5.9%
General and Administrative	6,571	6,385	186	2.9%	5.2%
Marketing and Leasing	2,352	2,941	(589)	(20.0)%	1.8%
Other	1,032	984	48	4.9%	0.8%

Total Same Property	$127,591	$124,942	$2,649	2.1%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other expenses, including casualty-related expenses net of recoveries and severance related costs.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2026 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Cost to			Construction	Initial	Construction	Stabilized	As of 4/29/2026
		Homes	Date			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Village District	369	$139.4			2Q22	1Q25	3Q25	1Q27	72%	65%
	Raleigh, NC

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 4/29/2026
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden South Charlotte	420	$157.0	$128.0	$128.0	2Q24	2Q26	2Q27	4Q28	2%	1%
	Charlotte, NC
2.	Camden Blakeney	349	151.0	103.0	103.0	2Q24	4Q26	3Q27	3Q28
	Charlotte, NC
3.	Camden Nations	393	184.0	84.4	84.4	1Q25	1Q28	3Q28	2Q30
	Nashville, TN

Total Development Communities		1,162	$492.0	$315.4	$315.4					2%	1%

Additional Development Pipeline and Land(a)					142.6

Total Properties Under Development and Land (per Balance Sheet)					$458.0

NOI Contribution from Development Communities ($ in millions)								Cost to Date	1Q26 NOI
Completed Communities in Lease-Up								$139.4	$0.7

(a) Please refer to the Development Pipeline Summary on page 17.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF MARCH 31, 2026 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Baker	434	$191.0	$40.9
	Denver, CO
2.	Camden Gulch	498	300.0	56.8
	Nashville, TN
Development Pipeline		932	$491.0	$97.7

Other (b)				$44.9

Total Development Pipeline and Land				$142.6

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasts and estimates routinely require adjustment.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2026 ACQUISITION & DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2026 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Alpharetta	Alpharetta, GA	$89.0	269 Homes	$2,028	2020	4/30/2026
2.	Camden at Lake Nona	Orlando, FL	82.3	288 Homes	1,966	2018	4/30/2026

Total/Average Acquisitions			$171.3	557 Homes	$1,996

2026 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Valley Park	Irving, TX	$77.0	516 Homes	$1,371	1986	2/18/2026

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2026:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2026	($2,830)	$12,050	$542,748	$551,968	13.0%	4.9%
2027	(2,921)	174,900	—	171,979	4.0%	3.9%
2028	(2,656)	132,025	400,000	529,369	12.5%	3.8%
2029	(2,306)	—	600,000	597,694	14.1%	3.8%
2030	(1,506)	—	750,000	748,494	17.6%	2.9%
2031	(1,272)	—	—	(1,272)	—%	—%
2032	(1,336)	—	—	(1,336)	—%	—%
2033	(1,403)	—	—	(1,403)	—%	—%
2034	(828)	—	400,000	399,172	9.4%	5.1%
2035	(839)	—	—	(839)	—%	—%
Thereafter	(2,127)	—	900,000	897,873	21.0%	4.5%
Total Maturing Debt	($20,024)	$318,975	$3,592,748	$3,891,699	91.6%	4.1%

Unsecured Line of Credit & Commercial Paper Program (c)	$—	$—	$358,770	$358,770	8.4%	3.9%
Total Debt	($20,024)	$318,975	$3,951,518	$4,250,469	100.0%	4.1%

Weighted Average Maturity of Debt (d)		5.8 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Maturity (d)
Floating rate debt	$900,814	21.2%	4.5%	2.3 Years
Fixed rate debt	3,349,655	78.8%	3.9%	6.7 Years
Total	$4,250,469	100.0%	4.1%	5.8 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity (d)
Unsecured debt	$3,931,761	92.5%	4.1%	6.1 Years
Secured debt	318,708	7.5%	3.9%	1.4 Years
Total	$4,250,469	100.0%	4.1%	5.8 Years

REAL ESTATE ASSETS: (e)	Total Homes	% of Total	Total Cost	% of Total	1Q26 NOI	% of Total
Unencumbered real estate assets	55,054	92.7%	$12,721,346	90.6%	$233,774	94.0%
Encumbered real estate assets	4,362	7.3%	1,322,298	9.4%	14,930	6.0%
Total	59,416	100.0%	$14,043,644	100.0%	$248,704	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.2x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Represents our outstanding commercial paper program amount of $358.8 million as of March 31, 2026. Under the terms of this program, we may issue up to a maximum aggregate amount of $600.0 million, which is backstopped by our $1.2 billion Line of Credit.

(d) Assumes Commercial Paper will be refinanced using our unsecured Line of Credit with exercisable extension options.

(e) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2026 AND 2027:

		Future Scheduled Repayments(a)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
2Q 2026	($1,014)	$—	$—	($1,014)	N/A
3Q 2026	(1,022)	—	40,000	38,978	4.8%
4Q 2026	(794)	12,050	502,748	514,004	5.0%
2026	($2,830)	$12,050	$542,748	$551,968	4.9%

1Q 2027	($707)	$58,100	$—	$57,393	4.0%
2Q 2027	(754)	51,350	—	50,596	3.8%
3Q 2027	(738)	48,950	—	48,212	3.9%
4Q 2027	(722)	16,500	—	15,778	3.8%
2027	($2,921)	$174,900	$—	$171,979	3.9%

(a) Maturities exclude unsecured Line of Credit and Commercial Paper Program.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	25%	Yes

Secured Debt to Gross Asset Value	<	40%	2%	Yes

Consolidated Adjusted EBITDAre to Total Fixed Charges	>	150%	504%	Yes

Unsecured Debt to Gross Asset Value	<	60%	25%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	29%	Yes

Total Secured Debt to Total Asset Value	<	40%	2%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	334%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	538%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	First Quarter 2026
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$2,340	$40	$474	$8
Appliances	9	years	1,532	26	587	10
Painting	—		—	—	1,641	28
Cabinetry/Countertops	8	years	168	3	—	—
Other	8	years	2,202	38	1,391	24
Exteriors
Painting	5	years	38	1	—	—
Carpentry	10	years	117	2	—	—
Landscaping	5	years	522	9	3,693	63
Roofing	10	years	1,244	21	261	4
Site Drainage	10	years	107	2	—	—
Fencing/Stair	10	years	251	4	—	—
Other (b)	7	years	2,711	47	4,780	82
Common Areas
Mech., Elec., Plumbing	9	years	4,001	69	3,474	60
Parking/Paving	5	years	134	2	—	—
Pool/Exercise/Facility	6	years	783	13	450	8
Total Recurring (c)			$16,150	$277	$16,751	$287
Weighted Average Apartment Homes				58,366		58,366

Non-recurring & revenue enhancing capitalized expenditures (d)			$218

Reposition Expenditures (e)	10	years	$21,455	$37,707
Repositioned Apartment Homes				569

(a) Weighted average useful life of capitalized expenses for three months ended March 31, 2026.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three months ended March 31, 2026 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended March 31,
	2026	2025
Net income attributable to common shareholders	$42,449	$38,822
Real estate depreciation and amortization	146,390	146,168
Income allocated to non-controlling interests	1,925	1,945
Gain on sale of operating property	(67,878)	—
Funds from operations	$122,886	$186,935

Plus: Casualty-related expenses	250	130
Plus: Legal costs and settlements	51,192	1,872
Plus: Expensed transaction, development, and other pursuit costs	1,842	881
Plus: Investment losses	4,855	—
Plus: Other miscellaneous items	61	—
Core funds from operations	$181,086	$189,818

Less: Recurring capitalized expenditures	(16,150)	(16,098)

Core adjusted funds from operations	$164,936	$173,720

Weighted average number of common shares outstanding:
EPS diluted	104,899	108,597
FFO/Core FFO/Core AFFO diluted	106,493	110,191

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended March 31,
	2026	2025
Total Earnings Per Common Share - Diluted	$0.40	$0.36
Real estate depreciation and amortization	1.37	1.32
Income allocated to non-controlling interests	0.02	0.02
Gain on sale of operating property	(0.64)	—
FFO per common share - Diluted	$1.15	$1.70

Plus: Casualty-related expenses	—	—
Plus: Legal costs and settlements	0.48	0.01
Plus: Expensed transaction, development, and other pursuit costs	0.02	0.01
Plus: Investment losses	0.05	—
Plus: Other miscellaneous items	—	—
Core FFO per common share - Diluted	$1.70	$1.72

Less: Recurring capitalized expenditures	(0.15)	(0.14)

Core AFFO per common share - Diluted	$1.55	$1.58

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	2Q26	Range	2026	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.13	$0.17	$0.51	$0.81
Expected real estate depreciation and amortization	1.48	1.48	6.01	6.01
Expected income allocated to non-controlling interests	0.02	0.02	0.08	0.08
Expected (gain) on sale of operating properties	—	—	(0.65)	(0.65)
Expected FFO per share - diluted	$1.63	$1.67	$5.95	$6.25
Anticipated Adjustments to FFO	0.02	0.02	0.65	0.65
Expected Core FFO per share - diluted	$1.65	$1.69	$6.60	$6.90

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less total property expenses. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended March 31,
	2026	2025
Net income	$44,374	$40,767
Less: Fee and asset management income	(2,143)	(2,487)
Less: Interest and other income	(253)	(10)
Less: Loss/(income) on deferred compensation plans	1,159	(1,198)
Plus: Property management expense	10,258	9,895
Plus: Fee and asset management expense	661	671
Plus: General and administrative expense	14,705	16,948
Plus: Interest expense	37,359	33,790
Plus: Depreciation and amortization expense	150,000	149,252
Plus: (Benefit)/expense on deferred compensation plans	(1,159)	1,198
Plus: Other non-operating expenses	60,905	1,760
Less: Gain on sale of operating property, including land	(68,100)	—
Plus: Income tax expense	938	559
NOI	$248,704	$251,145

"Same Property" Communities	$232,418	$234,073
Non-"Same Property" Communities	13,612	8,995
Development and Lease-Up Communities	706	4
Disposition/Other	1,968	8,073
NOI	$248,704	$251,145

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended March 31,
	2026	2025
Net income	$44,374	$40,767
Plus: Interest expense	37,359	33,790
Plus: Depreciation and amortization expense	150,000	149,252
Plus: Income tax expense	938	559
Less: Gain on sale of operating property, including land	(68,100)	—
EBITDAre	$164,571	$224,368

Plus: Casualty-related expenses	250	130
Plus: Legal costs and settlements	51,192	1,872
Plus: Expensed transaction, development, and other pursuit costs	1,842	881
Plus: Investment losses	4,855	—
Plus: Other miscellaneous items	61	—
Adjusted EBITDAre	$222,771	$227,251
Annualized Adjusted EBITDAre	$891,084	$909,004

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net Debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the
	Three months ended March 31,
	2026	2025
Unsecured notes payable	$3,906,874	$3,404,088
Secured notes payable	326,655	330,396
Total average debt	4,233,529	3,734,484
Less: Average cash and cash equivalents	(14,504)	(12,302)
Net Debt	$4,219,025	$3,722,182

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended March 31,
	2026	2025
Net Debt	$4,219,025	$3,722,182
Annualized Adjusted EBITDAre	891,084	909,004
Net Debt to Annualized Adjusted EBITDAre	4.7x	4.1x

CAMDEN	OTHER DEFINITIONS

(Unaudited)

Core FFO: Represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of recoveries, severance, legal costs and settlements, net of recoveries, loss on early retirement of debt, expensed transaction, development and other pursuit costs, net above/below market lease amortization, advocacy contributions, and miscellaneous income/expense adjustments.
Development Communities: Non-stabilized communities which are under development or have been recently developed, excluding properties held for sale.
Effective Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when effective, regardless of lease term. Effective blended lease rates are the weighted average of effective new lease rates and effective renewal rates achieved.
Effective New Lease Rates: Average change in same property new lease rates versus expiring lease rates when effective, regardless of lease term.
Effective Renewal Rates: Average change in same property renewal rates versus expiring lease rates when effective, regardless of lease term.
Encumbered Real Estate Assets: Assets subject to a mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Gross Turnover: Total resident moveouts for the period annualized as a percentage of total apartment homes.
Lease-Up Communities: Non-stabilized communities which are in the leasing process and have not yet reached a stabilized level of occupancy.
Net Debt: Average monthly balance of total debt during the period, less the average monthly balance of cash and cash equivalents during the period.
Net Turnover: Total resident move-outs excluding on-site transfers and transfers to other Camden communities for the period annualized as a percentage of total apartment homes.
Non-Core Adjustments: Items not considered part of our core business operations. Items recorded to General and Administrative Expenses generally include severance, legal costs and settlements, net of recoveries, and expensed transaction, development, and other pursuit costs. Items recorded to Property Management Expenses may include advocacy contributions. Items recorded to Interest and Other Income may include miscellaneous income/expense adjustments. Items recorded to Property Revenues may include net above/below market lease amortization. Items recorded to Property Expenses generally include casualty-related expenses, net of recoveries, and may include severance-related costs. Other Non-Operating Expenses include certain litigation settlements and other associated litigation matters, as well as investment charges.

Non-Recurring & Revenue Enhancing Capitalized Expenditures: Capital expenditures primarily composed of non-recurring or one-time additions such as smart access solutions, LED lighting programs, and other non-routine items.
Non-Same Property Communities: Stabilized communities not owned or stabilized since January 1, 2025, including communities under redevelopment, and excluding properties held for sale.
Occupancy: Number of physically occupied apartment homes for the period divided by total apartment homes.
Operating Communities: Wholly owned communities, excluding communities under construction.
Recurring Capital Expenditures: Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
Redevelopment Communities: Communities with capital expenditures that improve cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.
Reposition Expenditures: Capital expenditures for apartment unit renovations, including kitchen and bath upgrades or other new amenities, designed to position assets for higher rental levels in their respective markets.
Same Property Communities: Communities wholly owned by the Company and stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale.
Stabilized Communities: Communities which have reached and maintained an occupancy level at or above 90% for the prior 30 days.
Unencumbered Real Estate Assets: Assets free and clear of any mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Weighted Average Monthly Rental Rate: Rental rate for leases in place and vacant units at market rate after loss to lease and concessions, but before vacancy and bad debt.
Weighted Average Monthly Revenue Per Occupied Home: Reported revenues divided by average occupied homes for the period on a monthly basis.

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE
NYSE Texas

Unsecured Debt Ratings:		Senior Debt	Outlook	Commercial Paper
	Fitch	A-	Stable	NA
	Moody's	A3	Stable	P-2
	Standard & Poor's	A-	Stable	A-2

Estimated Future Dates:	Q2 '26	Q3 '26	Q4 '26	Q1 '27
Earnings Release & Conference Call	Late July	Early November	Early February	Early May

Dividend Information - Common Shares:	Q1 '26
Declaration Date	2/5/2026
Record Date	3/31/2026
Payment Date	4/17/2026
Distributions Per Share	$1.06

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.